Rule 497(e)
Registration Nos. 333-171933 and 811-22523

Destra Investment Trust II

Destra Focused Equity Fund
Destra Preferred and Income Securities Fund
(the “Funds”)

Supplement to each Prospectus dated January 31, 2014

Dated May 16, 2014

Effective immediately, notwithstanding anything to the contrary in each Fund’s Prospectus or Statement of Additional Information, each Prospectus is revised in the following manner:

1. The section entitled “Purchase and Sale of Fund Shares” is revised by deleting the last sentence of the paragraph and replacing it with the following:

“Accounts offered through certain intermediary institutions may meet the minimum investment requirements of $500 for tax-deferred accounts and $2,500 for other account types.  Please see the section entitled ‘Class I Shares’ for additional information.”

2. The section entitled “Class I Shares” is deleted in its entirety and replaced with the following:

Class I Shares

Class I shares are available only to investors listed below.  The following investors may purchase Class I shares or if approved by Destra:

•	qualified retirement plans that are clients of third-party administrators that have entered into agreements with Destra and offer institutional share class pricing (no sales charge or 12b-1 fee);

•
bank trust departments and trust companies that have entered into agreements with Destra and offer institutional share class pricing to their clients (if another retirement plan of the sponsor is eligible to purchase Class I shares);

•	college savings plans that qualify for tax-exempt treatment under Section 529 of the Internal Revenue Code;

•	other Destra investment products;

•
investors purchasing shares through an asset-based fee program which regularly offers institutional share classes and which is sponsored by a registered broker-dealer or other financial institution that has entered into an agreement with Destra;

•	clients of a financial representative who are charged a fee for consulting or similar services; and

•	corporations, endowments, and foundations that have entered into an arrangement with Destra.

Certain intermediaries that have entered into an agreement with Destra Capital Investments may use Class I shares on their platforms without regard to the stated minimums.  Trust companies or bank trust departments that purchased Class I shares for trust accounts may transfer them to the beneficiaries of the trust accounts, who may continue to hold them or exchange them for Class I shares of other Destra funds.  Class I shares allow for the payment of fees to financial intermediaries for providing administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of their clients.

3. Footnote 3 to the “Class A Sales Charge as a Percentage of:” table in the section entitled “Initial Sales Charge — Class A Shares” is deleted in its entirety and replaced with the following:

(3)	Destra Capital Investments may pay financial intermediaries commissions on a single purchase of Class A shares by a single investor as follows:
•	1.00% on amounts from $1,000,000 to $4,000,000;
•	plus 0.50% on amounts greater than $4,000,000 to $10,000,000;
•	plus 0.25% on amounts over $10,000,000.
    Destra Capital Investments retains all 12b-1 fees paid for the first 12 months pursuant to the Class A plan on any investment where an upfront 1.00% commission is paid in order to recoup prior expenses incurred with respect to the payment of such 1.00% commission.

4. The section entitled “Exchanges” is revised by adding the following as the final bullet point of the section:

•
Under limited circumstances, exchanges between certain classes of shares of the same Fund may be permitted.  Such exchanges may be subject to a CDSC, a redemption fee or other fees, at the discretion of the Fund.  Any such exchanges and any CDSC, redemption fee or other fees that may be waived for certain intermediaries that have entered into an agreement with Destra Capital Investments.

Please Keep this Supplement with Your Fund Prospectus
 for Future Reference

Destra Investment Trust II

Destra Focused Equity Fund
Destra Preferred and Income Securities Fund
(the “Funds”)

Supplement to each Statement of Additional Information dated January 31, 2014

Dated May 16, 2014

Effective immediately, notwithstanding anything to the contrary in each Fund’s Prospectus or Statement of Additional Information, each Statement of Additional Information is revised in the following manner:

1. Footnote 3 to the “Class A Sales Charge as a Percentage of:” table in the section entitled “Purchases — Class A Shares” is deleted in its entirety and replaced with the following:

(3)	Destra Capital Investments may pay financial intermediaries commissions on a single purchase of Class A shares by a single investor as follows:
•	1.00% on amounts from $1,000,000 to $4,000,000;
•	plus 0.50% on amounts greater than $4,000,000 to $10,000,000;
•	plus 0.25% on amounts over $10,000,000.
   Destra Capital Investments retains all 12b-1 fees paid for the first 12 months pursuant to the Class A plan on any investment where an upfront 1.00% commission is paid in order to recoup prior expenses incurred with respect to the payment of such 1.00% commission.

2. The section entitled “Exchanges” is revised by adding the following to the end of the paragraph:

“Under limited circumstances, exchanges between certain classes of shares of the same Fund may be permitted.  Such exchanges may be subject to a CDSC, a redemption fee or other fees, at the discretion of the Fund.  Any CDSC, redemption fee or other fees may be waived for certain intermediaries that have entered into an agreement with Destra Capital Investments.”

Please Keep this Supplement with Your Fund Statement of Additional Information for Future Reference